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                                                                   Exhibit 10.54

                          AMENDMENT TO CREDIT AGREEMENT

     THIS AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is effective as of February 27, 2007 by and among THE BOSTON BEER COMPANY, INC. and BOSTON BEER CORPORATION (together, the "Borrowers" and each individually, a "Borrower"); and BANK OF AMERICA, N.A., a national banking association, successor-by-merger to Fleet National Bank (the "Bank").

                                    RECITALS

     A. The Bank and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of July 1, 2002, as modified by a letter agreement dated August 4, 2004 and as further modified by letter agreement dated as of December 30, 2005 (as modified, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

     B. The Borrowers have requested that the Bank extend the Expiration Date.

     C. The Bank is willing to make such amendment, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

I.   AMENDMENT TO CREDIT AGREEMENT.

     A. Extension of Expiration Date. SECTION 1.1 of the Credit Agreement is amended so that the "Expiration Date", as defined therein, shall be March 31, 2008.

     B. Further Amendments. Except as specifically amended above, the text of the Credit Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed in all respects.

II.  MISCELLANEOUS.

     A. The Borrowers hereby represent and warrant that (a) all of the Borrowers' representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects as of the date hereof (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) and (b) no Default has occurred and is continuing.

     B. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed

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signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed under seal by their duly authorized officers under seal as of the day and year first above written.

                                        THE BOSTON BEER COMPANY, INC.


                                        By: /s/ William F. Urich
                                            ------------------------------------
                                        Name: William F. Urich
                                        Title: CFO


                                        BOSTON BEER CORPORATION


                                        By: /s/ William F. Urich
                                            ------------------------------------
                                        Name: William F. Urich
                                        Title: CFO


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Luanne T. Smith
                                            ------------------------------------
                                        Name: Luanne T. Smith
                                        Title: Vice President


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